Cash and cash equivalents (Details) - MXN ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and cash equivalents.
Cash and banks	$ 12,941,334	$ 13,106,862	$ 13,566,098
Investments with maturities less than three months	4,305,998	5,513,276	4,331,423
Cash and cash equivalents	17,247,332	18,620,138	17,897,521
Restricted cash	39,042	42,627	4,324
Total cash and cash equivalents	$ 17,286,374	$ 18,662,765	$ 17,901,845